                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            THE LIBERTY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                            (LIBERTY LETTERHEAD)
--------------------------------------------------------------------------------

The Liberty Corporation Box 789 Greenville, SC 29602-0789

                                                                  March 26, 2001

Dear Shareholder:

     We cordially invite you to attend the 2001 Annual Meeting of Shareholders of The Liberty Corporation on Tuesday, May 8, 2001, at 10:30 a.m. in the Company's offices located at 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615.

     The accompanying Notice of Meeting and Proxy Statement describe the matters to be considered and voted upon at the meeting. We will also review the major Company developments in 2000.

     Your participation in the affairs of Liberty is important, regardless of the number of shares you hold. To ensure your representation at the meeting, whether or not you attend, please complete and return the enclosed proxy card as soon as possible.

     We look forward to seeing you on May 8. Coffee will be served prior to the meeting, when the members of the Board of Directors hope to visit with you.

                                           Cordially,

                                           /s/ HAYNE HIPP
                                           Hayne Hipp
                                           President

                            THE LIBERTY CORPORATION

                          2000 WADE HAMPTON BOULEVARD
                            GREENVILLE, S. C. 29615

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

                                                                  March 26, 2001

To the Shareholders of The Liberty Corporation:

     The Annual Meeting of Shareholders of The Liberty Corporation will be held at the Company's offices located at 2000 Wade Hampton Boulevard, Greenville, South Carolina, on Tuesday, May 8, 2001 at 10:30 a.m., local time, for the following purposes:

          1. To elect five directors to serve for the terms indicated in the Proxy Statement.

          2. To ratify the selection of independent public accountants.

          3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock at the close of business on March 15, 2001 will be entitled to vote at the meeting or any adjournment thereof.

     A copy of the 2000 Annual Report to Shareholders is enclosed.

                                           By Order of the Board of Directors

                                           Martha G. Williams
                                           Vice President, General Counsel
                                           & Secretary

     EACH SHAREHOLDER IS URGED TO VOTE THE ENCLOSED PROXY PROMPTLY. IN THE EVENT A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE MAY, IF HE WISHES, REVOKE HIS PROXY AND VOTE HIS SHARES IN PERSON.

Mailing Date: March 26, 2001

                            THE LIBERTY CORPORATION

                          2000 WADE HAMPTON BOULEVARD
                            GREENVILLE, S. C. 29615

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     The 2001 Annual Meeting of Shareholders of The Liberty Corporation ("Liberty" or the "Company") will be held on May 8, 2001 for the purposes set forth in the Notice of Annual Meeting. The accompanying form of proxy is solicited on behalf of the Board of Directors in connection with this meeting and any adjournment thereof. Directors, officers or employees of Liberty may solicit proxies in person or by mail, telephone or other means of electronic transmission. The cost of soliciting proxies will be borne by Liberty. Liberty will also reimburse brokers, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners of the Company's stock and obtaining their voting instructions.

     Each shareholder is entitled to one vote for each share of Common Stock of Liberty held at the close of business on March 15, 2001, the record date for the Annual Meeting. On that date there were 19,734,662 shares of Common Stock outstanding.

     A proxy in the accompanying form that is properly executed, duly returned and not revoked, will be voted in accordance with instructions contained therein. If no instructions are given with respect to a matter to be acted upon, proxies will be voted in accordance with the recommendations of the Board of Directors on such matter. A proxy may be revoked at any time before it is voted by written notice to the Company's Corporate Secretary, by delivery of a later dated proxy, or by attending the Annual Meeting and voting in person.

     In voting on the election of directors, shareholders may vote in favor of all nominees or withhold their votes as to some or all nominees. In voting on the ratification of the selection of independent public accountants, shareholders may vote FOR, AGAINST or ABSTAIN with respect to the proposal. Unless other instructions are indicated on the proxy card, all properly executed proxies received by the Company will be voted FOR the election of all the nominees named under "Election of Directors" and FOR the selection of Ernst and Young LLP as the Company's 2001 independent public accountants. Some proxies may include broker non-votes. A broker non-vote occurs when a broker holding stock in street name does not have discretion to vote the shares on a particular matter without receiving specific instructions from the beneficial owner and no such instructions have been received.

     The election of directors is decided by a plurality of the shares voting in person or by proxy at the Annual Meeting. Votes withheld and broker non-votes will not be included in vote totals for director nominees and will have no effect on the outcome of the election. The selection of independent public accountants will be determined by a majority of the shares voting in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will not affect the outcome of the vote on this matter.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares is necessary to constitute a quorum at the Annual Meeting. Any proxy authorized to be voted at the meeting on any matter (including on routine matters pursuant to the discretionary authority granted in management's proxy), whether or not the proxy specifies to "WITHHOLD AUTHORITY", to "ABSTAIN" or to effect a broker non-vote on any proposal, will be counted in establishing a quorum.

ITEM 1.  ELECTION OF DIRECTORS

INFORMATION RESPECTING THE BOARD AND NOMINEES

     The Board, which held four meetings during 2000, has standing Audit, Compensation, and Nominating Committees. The memberships and principal responsibilities of these Committees are described below.

     The Audit Committee, which met four times during 2000, currently includes
J. Thurston Roach, Chairman, John R. Farmer, William O. McCoy and William B. Timmerman. The Audit Committee is responsible for recommending to the Board of Directors the engagement or discharge of the independent public accountants, reviewing with the independent public accountants the plan and results of the audit engagement, overseeing the engagement or discharge of internal audit accountants, maintaining regular communication with the providers of the internal audit function, reviewing the scope and results of the Company's internal audit procedures, approving the services to be performed by the independent public accountants, reviewing the degree of independence of the public accountants, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's system of internal accounting controls.

     The Compensation Committee, which met three times during 2000, currently includes John H. Mullin, III, Chairman, and Eugene E. Stone, IV. This Committee establishes the salaries and other forms of executive compensation for senior executives of the Company and its subsidiaries, develops and maintains compensation plans for such senior executives and grants benefits under such plans.

     The Nominating Committee, which met one time since the last annual meeting, currently includes W. W. Johnson, Chairman, William O. McCoy and Dr. Benjamin F. Payton. This Committee recommends selection to management and to the Board of Directors of nominees for election as Directors and considers the performance of incumbent Directors in determining whether to nominate them for re-election. The Nominating Committee will consider nominees recommended by shareholders for the 2002 meeting provided such nominations are made in writing in accordance with the procedures set forth in the Company's Bylaws and are submitted no later than November 30, 2001 to the Corporate Secretary at the Company's above-stated address for referral to the Nominating Committee.

     The Board of Directors is divided into three classes; and at each annual meeting, one class is elected. The Nominating Committee has recommended the election of Frank E. Melton and John H. Mullin, III as Directors to hold office for terms of one year, expiring with the annual shareholders meeting to be held in 2002, and has recommended the election of Edward E. Crutchfield, John R. Farmer and William O. McCoy as Directors to hold office for terms of three years, expiring with the annual shareholders meeting to be held in 2004. All Directors will continue in office until their successors are duly elected and qualified. The terms of office of the other six Directors continue until the annual meeting of shareholders held in the year shown for their respective classes. The Board of Directors and management concur in this recommendation.

     Should any one or more of the nominees become unavailable to accept nomination for election as a Director, the persons named in the enclosed proxy will vote for the election of such other persons as management may recommend, unless the Board reduces the number of Directors. The nominees receiving a plurality of the votes cast will be elected as Directors.

     Following is information about each nominee for Director or Director whose term continues after the meeting, including certain biographical data.

                             NOMINEES FOR DIRECTOR

FOR TERMS EXPIRING IN MAY 2002:

     FRANK E. MELTON has served as Chairman and Chief Executive Officer of TV-3, Inc. Foundation since 1997. Prior to the purchase of Civic Communications Corporation by Liberty, Mr. Melton was Chairman and Chief Executive Officer of Civic, a television broadcasting company located in Jackson, Mississippi. He had held this position since 1984. Mr. Melton has served as a Director of Liberty since February 6, 2001. He is 50 years old.

     JOHN H. MULLIN, III is Chairman of Ridgeway Farm, LLC, a company engaged in timber and agricultural activities, located in Brookneal, Virginia. He also serves as a Director of Alex. Brown Realty, Inc. and Progress Energy, Inc. and is a Trustee of The Putnam Funds. Mr. Mullin was first elected a Director of Liberty in 1989. He is 59 years old.

FOR TERMS EXPIRING IN MAY 2004:

     EDWARD E. CRUTCHFIELD is Chairman of First Union Corporation, a bank holding company, located in Charlotte, North Carolina. He also served as Chief Executive Officer of the company until March 10, 2000. Mr. Crutchfield has served as a Director of Liberty since 1989 and also serves as a Director of VF Corporation. He is 59 years old.

     JOHN R. FARMER is Senior Director of Goldman Sachs, London, England, an investment banking firm. He assumed this position in 1999 and formerly served as a Limited Partner of The Goldman Sachs Group, L.P., New York, New York. Mr. Farmer was first elected a Director of Liberty in 1995. He is 62 years old.

     WILLIAM O. MCCOY has been a partner with Franklin Street Partners, an investment management firm located in Chapel Hill, North Carolina, since December, 1997. From April, 1999, until August, 2000, Mr. McCoy served as Interim Chancellor of the University of North Carolina at Chapel Hill, and from February, 1995 until November, 1998, he served as Vice President and Chief Financial Officer of the University of North Carolina. Mr. McCoy has served as a Director of Liberty since 1984 and also serves as a Director of Progress Energy, Inc., Kenan Transport Company, Fidelity Investments, TeraGlobal Communications Corporation, Acterna Corporation and Duke-Weeks Realty Corporation. He is 67 years old.

                         DIRECTORS CONTINUING IN OFFICE

TERMS EXPIRING IN MAY 2002:

     W. W. JOHNSON is Chairman of the Executive Committee of the Board of Directors of Bank of America Corporation, a bank holding company, headquartered in Charlotte, North Carolina. Prior to the 1998 merger of Bank of America Corporation and NationsBank Corporation, he served in a similar capacity with

NationsBank Corporation. Mr. Johnson first became a Director of Liberty in 1973 and is also a Director of Bank of America Corporation and Alltel Corporation. He is 70 years old.

     BENJAMIN F. PAYTON is President of Tuskegee University, Tuskegee, Alabama. He was elected a Director of Liberty in 1973 and is also a Director of AmSouth Bancorporation, Morrison Management Specialists, Inc., Praxair, Inc., and Ruby Tuesday, Inc. Dr. Payton is 68 years old.

     EUGENE E. STONE, IV is Chief Executive Officer of Stone International, LLC, a clothing manufacturer, located in Greenville, South Carolina. He has held this position since April, 1999 and previously served as Chief Executive Officer of Stone Manufacturing, LLC, and as Chairman of Umbro International, Inc. Mr. Stone first became a Director of Liberty in 1996 and also serves as a Director of The South Financial Group, Inc. He is 62 years old.

TERMS EXPIRING IN MAY 2003:

     HAYNE HIPP has served as Chief Executive Officer of Liberty since 1979, as President since 1981 and as Chairman since 1995. He also served as Chairman of Liberty Life Insurance Company (1979-1997). Mr. Hipp first became a Director of Liberty in 1977 and also serves on the Boards of Wachovia Corporation and SCANA Corporation. He is 61 years old.

     J. THURSTON ROACH has served as President and Chief Executive Officer of HaloSource Corporation, a chemtech company based in Seattle, Washington, since October, 2000. Previously, he served as Chief Financial Officer and Senior Vice President of Owens Corning (1/99-3/00) and as President of its North American Building Materials Systems Business (2/98-12/98). Prior to that time, Mr. Roach served as Vice Chairman of Simpson Investment Company (7/97-2/98) and President of Simpson Timber Company (1/96-7/97). He was first elected a Director of Liberty in 1994 and also serves as a Director of HaloSource Corporation and Deltic Timber Corporation. Mr. Roach is 59 years old.

     WILLIAM B. TIMMERMAN is Chairman of the Board, President and Chief Executive Officer of SCANA Corporation, an energy and telecommunications company located in Columbia, South Carolina. He has held these positions since March 1, 1997. Mr. Timmerman was elected President of SCANA in December 1995 and Chief Operating Officer in August 1996. Mr. Timmerman was first elected a Director of Liberty in 1997 and also serves as a Director of SCANA Corporation, ITC DeltaCom, Inc., and Powertel, Inc. He is 54 years old.

EXECUTIVE COMPENSATION

     The following information is given as to the chief executive officer and the other three most highly compensated officers (collectively the "Senior Executives") who received salary and bonus for 2000 from Liberty and its subsidiaries of more than $100,000.(1)

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                        ANNUAL COMPENSATION          COMPENSATION AWARDS
                                   -----------------------------   ------------------------
                                                                                  SHARES
                                                                   RESTRICTED   UNDERLYING     ALL OTHER
                                                                     STOCK         STOCK      COMPENSATION
 NAME AND PRINCIPAL POSITION(1)    YEAR   SALARY ($)   BONUS ($)    ($) (2)     OPTIONS (#)     ($) (3)
 ------------------------------    ----   ----------   ---------   ----------   -----------   ------------
James M. Keelor..................  2000    $466,667    $ 87,500    $  287,244     10,060        $15,810
President of Cosmos                1999     403,845     135,877       207,500        -0-         15,360
                                   1998     372,308     273,859           -0-     10,000         15,360
Hayne Hipp.......................  2000     450,000     412,500     1,113,350        -0-         14,648
Chairman, President &              1999     460,898          (4)      881,875        -0-         18,046
CEO of Liberty                     1998     450,000     336,750           -0-        -0-         18,089
Martha G. Williams...............  2000     256,450     162,500       358,976      6,005         15,810
Vice President, General Counsel &  1999     235,083     165,785       247,703        -0-         18,046
Secretary of Liberty               1998     217,000     123,480           -0-      7,500         18,089
G. Neil Smith....................  2000     151,050      31,925        55,986      3,520         14,064
Senior Financial Officer of
  Liberty

---------------

1. References to "Cosmos" are to Cosmos Broadcasting Corporation, a wholly owned subsidiary of Liberty. Due to the sale of the Company's insurance operations, the number of executive officers of the Company declined to four, including the chief executive officer. Mr. Smith first became an Executive Officer of Liberty on November 1, 2000.
2. No restricted shares were held at December 31, 2000 by any of the individuals named in the Summary Compensation Table as restrictions lapsed upon the sale of the insurance operations on November 1, 2000.
3. "All Other Compensation" details Company contributions under the Retirement and Savings Plan for each named individual during 2000 (the last completed fiscal year).
4. In lieu of the $375,000 cash bonus previously reported in 1999, Mr. Hipp elected to receive restricted stock. The amount of this bonus is included in the value of the restricted stock award reported for 2000.

STOCK OPTIONS

     The following table sets forth information with respect to stock options granted during 2000 to the Senior Executives named in the Summary Compensation Table pursuant to the Performance Incentive Compensation Program.

                  STOCK OPTION GRANTS IN THE LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                      % OF TOTAL
                                                    OPTIONS GRANTED   EXERCISE OR                GRANT DATE
                                          OPTIONS    TO EMPLOYEES     BASE PRICE    EXPIRATION    PRESENT
NAME                                      GRANTED   IN FISCAL YEAR     ($/SHARE)       DATE      VALUE ($)
----                                      -------   ---------------   -----------   ----------   ----------
James M. Keelor.........................  10,060         3.85%          $31.81      2/25/2010     $90,358
Hayne Hipp..............................     -0-          n/a              n/a            n/a         -0-
Martha G. Williams......................   6,005         2.30%          $31.81      2/25/2010      53,936
G. Neil Smith...........................   3,520         1.35%          $31.81      2/25/2010      31,616

     In accordance with Securities and Exchange Commission ("SEC") rules, the Black-Scholes pricing model was chosen to estimate the grant-date present value of the options set forth in this table. The Company's use of this model should not be constructed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual performance of the Company's stock during the applicable period.

     The information set forth in the following table includes the number of shares of Common Stock acquired on exercise of stock options by the Senior Executives named in the Summary Compensation Table during 2000 and the value realized by these exercises calculated by multiplying the closing price of the Company's stock on the exercise date by the number of shares acquired, less the option price paid by the Senior Executives to the Company in order to acquire these shares. Also shown is the number of unexercised options to purchase the Company's Common Stock held by each of the Senior Executives at December 31, 2000, as well as the value of these unexercised options calculated by multiplying the closing price of the Company's stock on December 31, 2000 by the number of underlying shares, less the option price that would be paid by the Senior Executives to the Company in order to acquire these shares.

         AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

                                                                 NUMBER OF SHARES          VALUE OF SHARES
                                                                    UNDERLYING                UNDERLYING
                                                                UNEXERCISED OPTIONS    UNEXERCISED IN-THE-MONEY
                                    SHARES                        AT 12/31/00 (#)      OPTIONS AT 12/31/00 ($)
                                  ACQUIRED ON                  ---------------------   ------------------------
                                   EXERCISE        VALUE         EXERCISABLE/ (1)          EXERCISABLE/ (1)
NAME                                  (#)       REALIZED ($)     UNEXERCISABLE (2)        UNEXERCISABLE (2)
----                              -----------   ------------   ---------------------   ------------------------
James M. Keelor.................      -0-           -0-             (1) 50,060              (1) $  91,183
                                                                    (2) -0-                 (2) -0-
Hayne Hipp......................      -0-           -0-             (1) -0-                 (1) -0-
                                                                    (2) -0-                 (2) -0-
Martha G. Williams..............      -0-           -0-             (1) 53,505              (1) $ 204,559
                                                                    (2) -0-                 (2) -0-
G. Neil Smith...................      -0-           -0-             (1) 31,105              (1) $ 280,003
                                                                    (2) -0-                 (2) -0-

     Closing price of Company stock on New York Stock Exchange on December 29, 2000 was $40.6875.

DIRECTORS COMPENSATION

     In 2000 each Director who is not also an officer of Liberty or one of its subsidiaries received $20,000 annual compensation, plus an award of 630 shares of restricted stock. Upon completion of the sale of Liberty's insurance operations on November 1, 2000, all restrictions on outstanding shares of restricted stock lapsed. Travel expenses incurred by a Director in attending a meeting of the Board or a Committee are also reimbursed.

     The Audit Committee Report, the Compensation Committee Report on Executive Compensation and the performance graph which follow shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Reports and graph by specific reference.

BOARD AUDIT COMMITTEE REPORT

     The Audit Committee is currently composed of Messrs. J. Thurston Roach, Chairman, John R. Farmer, William O. McCoy and William B. Timmerman, all of whom are non-employee directors deemed to be independent, as defined under the rules of the New York Stock Exchange. The Committee provides overall guidance to the Company's audit function and operates under a written Charter approved by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited consolidated balance sheets for the years ended December 31, 1999 and 2000, and the related statements of consolidated income, shareholder's equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2000. The Committee also discussed certain matters with Ernst & Young LLP, the Company's independent auditors for the year ended December 31, 2000, as required by the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61, Communication with Audit Committees. Furthermore, the Committee received a formal written statement from its external auditors consistent with the disclosures required by the Independence Standards Board

Standard No. 1, Independence Discussions with Audit Committees, and discussed with representatives of Ernst & Young LLP that firm's independence from management and the Company.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for year-end 2000 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     The table below discloses the aggregate fees billed for professional services rendered by Ernst & Young LLP for the year ended December 31, 2000 for:
(1) the audit of the Company's annual financial statements for the year-ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that year, (2) financial information systems design and implementation as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (17CFR 210.2-01(c)(4)(ii), and (3) all other fees.

                   AGGREGATE AUDIT FEES BILLED FOR YEAR 2000

SERVICE PROVIDED                                                AMOUNT
----------------                                              ----------
Audit Fees..................................................  $  183,000
Financial Information Systems Design and Implementation
  Fees......................................................         -0-
All Other Fees..............................................   1,283,000(a)(b)
                                                              ----------
          Total.............................................  $1,466,000
                                                              ==========

---------------

(a) Includes audit related fees in the amount of $625,000 for internal audit services, consultation and assistance relating to the sale of the insurance operations and other related services.
(b) Includes fees in the amount of $658,000 for outsourcing of tax function, income tax assistance in connection with the sale of the insurance operations, other income tax consultation and actuarial services provided to the life insurance companies.

     The Audit Committee has considered whether the provision of the services covered in the above table is compatible with maintaining the principal accountant's independence and found no incompatibility. None of the hours expended on Ernst & Young's engagement to audit the Company's financial statements for the year ended December 31, 2000 were attributed to work performed by persons other than Ernst & Young's full-time permanent employees.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

   J. Thurston Roach   John R. Farmer   William O. McCoy  William B. Timmerman

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is currently composed of Messrs. John H. Mullin, III, Chairman, and Eugene E. Stone, IV, both of whom are non-employee directors. The Committee provides overall guidance to the compensation programs and stock ownership plans established for the Company's executive officers, comprised mainly of operating subsidiary managers. Set forth below is the Committee's report addressing the Company's compensation policies for 2000.

     Policies. To maintain and grow the Company's leadership position in terms of market share, revenue and profitability, the Compensation Committee establishes compensation policies which are intended to: (1) reward capable and productive employees and (2) reinforce the Company's business strategies.

     At present, the executive compensation program is composed of annual incentive cash bonus, long-term incentive awards of stock options and restricted stock, and salary and benefits generally available to executives in the media industry. The Company is subject to the loss of the deduction for compensation in excess of $1,000,000 paid to certain of the Company's executives unless the design and administration of the compensation programs comply with the requirements of Section 162(m) of the Internal Revenue Code. The Company generally has endeavored to satisfy the conditions required to preserve the deductibility of such executive compensation in the past and will continue to do so in the future. However, in specific situations after considering the costs of not satisfying Section 162(m) of the Code, the Company appropriately rewards individual performance regardless of tax deductibility.

     Comparability. The Committee annually reviews the executive compensation program, including an analysis of competitive market data. This data compares the Company's compensation practices to those of groups of comparator companies that have business operations in the media industry and that are similar in size in terms of revenues and assets. (Prior to the sale of the Company's insurance operations during the fourth quarter of 2000, similar comparisons were made for the insurance executives.) Salaries are generally targeted at the 50th percentile of the salaries of comparable positions at the comparator companies. The opportunity for executive officers to earn compensation in excess of the 50th percentile is provided by the annual performance-based bonus plan and the long-term stock ownership plans. The Performance Graph in this proxy statement displays, in addition to the Company and the S&P 500, the Dow Jones Advertising and Media index and a peer group of broadcasting companies. The Media index is comprised of a broad range of media companies, including those companies in the comparator groups used for compensation purposes. The peer group companies, comprised of Granite Broadcasting Corporation, Hearst-Argyle Television, Inc., Media General Inc., Paxson Communications Corporation, Sinclair Broadcast Group, Inc. and Young Broadcasting, Inc., are included in the comparator groups used for compensation purposes.

     Annual Performance Incentive. The Compensation Committee's emphasis on tying pay to corporate, business unit and individual performance is reflected in the incentive bonuses awarded pursuant to the 2000 Management Bonus Plan (the "Bonus Plan"). The Bonus Plan provided for cash bonus awards to executive officers based on the 2000 actual versus target earnings performance of the Company and its major business units and various other individual or operating measures tailored to an individual executive's area of responsibility. As earnings and shareholder value increase, bonus payouts increase proportionally. The target awards set for the executive officers reflected the Committee's subjective judgment as to the extent to which the participant could contribute to the achievement of the Company's financial goals. Threshold actual earnings of the Company and its business units were required before an executive officer became eligible for a bonus. No bonuses would have been awarded to officers of the Company or its business units if the actual earnings of the Company or the relevant business unit had been lower than target earnings of the Company or the relevant business unit by 15%.

     The bonus awards paid to the Company's executive officers ranged from 40% to 150% of relevant target awards. 34% of combined salary and bonus paid to the executive officers in 2000 was derived from the performance-based bonus.

     Long-term Performance Incentive. The Company's Performance Incentive Compensation Program (the "Program") is designed to align a significant portion of the executive compensation program with shareholder interests. The Program permits the granting of several types of stock-based awards, all of which can be performance based at the Committee's election:

        - Stock Option. A right vesting over a period of years as established by the Compensation Committee and terminating after ten years to purchase shares of Common Stock at a price equal to the market value of the Common Stock on the date the option is awarded.

        - Restricted Stock. Shares of Common Stock which the recipient cannot sell or otherwise dispose of until a restriction period lapses and which are forfeited if the recipient terminates employment for any reason other than retirement, disability or death prior to the lapse of the restriction period.

        - Phantom Units. Book accounts for participants which can be vested in increments over time and paid by delivery of a number of shares of Common Stock equal to the number of phantom shares held in the book account and which are forfeited if the recipient terminates employment for any reason other than retirement, disability or death prior to vesting.

     Formulas tied to an executive officer's base salary were utilized in establishing the number of shares of restricted stock and stock options for each 2000 award. No emphasis was placed on the number of shares in previous awards. Upon completion of the sale of the Company's insurance operations on November 1, 2000, which was considered to be a "sale of a substantial portion of company assets" under applicable law, all restrictions on outstanding shares of restricted stock lapsed.

     Salaries. Executive officers were granted base salary increases effective March 1, 2000 after evaluating executives' levels of performance, responsibility and internal equity issues, and after evaluating the range of salaries paid by the comparative group of companies

     Chief Executive Officer. After evaluating the competitive total compensation market data for the comparator companies and the 2000 performance of the Company against its bonus targets, at its February 1, 2000 meeting the Committee determined that a salary increase of $50,000 and a bonus of $375,000 would be appropriate for the Chief Executive Officer. A similar determination was made in deciding to award the Chief Executive Officer 35,000 shares of Restricted Stock. The 35,000 shares included the $375,000 bonus that Mr. Hipp elected to receive in the form of restricted stock.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

              John H. Mullin, III              Eugene E. Stone, IV

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000 there were no interlocking relationships involving the Company's executive officers and its directors.

CERTAIN TRANSACTIONS

     W. W. Johnson, Chairman of the Executive Committee of Bank of America Corporation, is a Director of Liberty. No executive officer of the Company serves on the Board of Directors of Bank of America Corporation. Edward E. Crutchfield, Chairman of the Board of First Union Corporation, is a Director of Liberty. No executive officer of the Company serves on the Board of Directors of First Union. Effective May 1, 1998, Liberty entered into a Credit Agreement with a syndicate of banks pursuant to which Liberty could borrow up to $300 million. Bank of America and First Union National Bank of North Carolina were among the banks participating in this syndicate. Prior to December 31, 2000, all of the outstanding debt was paid in full and this Credit Agreement was terminated.

     William B. Timmerman, Chairman of the Board, President and Chief Executive Officer of SCANA Corporation, is a Director of Liberty. During 2000 subsidiaries of Liberty sold advertising time to SCANA Corporation that totaled $239,242 (including the value of non-utility, in-kind services provided by SCANA Corporation to Liberty's subsidiaries). It is anticipated that similar transactions will occur in the future.

     Management believes that the terms of the arrangements described in this "Certain Transactions" section are as favorable to Liberty as are similar transactions between unrelated parties.

FIVE-YEAR SHAREHOLDER RETURN COMPARISON

     The Performance Graph below compares cumulative, five-year shareholder returns on an indexed basis with the S&P 500 Stock Index, the Dow Jones Media & Advertising Index and a selected peer group.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                AMONG THE LIBERTY CORPORATION, THE S&P 500 INDEX
            THE DOW JONES ADVERTISING & MEDIA INDEX AND A PEER GROUP

                                           THE LIBERTY                                                      DOW JONES ADVERTISING
                                           CORPORATION              S&P 500               PEER GROUP               & MEDIA
                                           -----------              -------               ----------        ---------------------
1995                                           100                    100                    100                     100
1996                                           119                    123                     91                     113
1997                                           144                    164                    120                     177
1998                                           155                    211                    134                     229
1999                                           134                    255                    129                     365
2000                                           133                    232                     97                     258

* $100 invested on 12/31/95 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.
---------------

Notes:

1. The Dow Jones Insurance-Life Index is not included in the above graph because the Company's insurance operations were sold in 2000.
2. The peer group consists of Granite Broadcasting Corporation; Hearst-Argyle Television, Inc.; Media General Inc.; Paxson Communications Corporation; Sinclair Broadcast Group, Inc.; and Young Broadcasting, Inc.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table shows as of January 31, 2001, the shares of Liberty Common Stock beneficially owned (as that term is defined by Rule 13d-3 issued by the SEC under the Securities Exchange Act of 1934) by all persons who beneficially own more than 5% of the shares of such stock.

                                                       NATURE AND AMOUNT OF
                                                       BENEFICIAL OWNERSHIP
                                           --------------------------------------------
                                           SOLE VOTING    SHARED VOTING       TOTAL         PERCENTAGE
                                             AND/OR          AND/OR           SHARES            OF
                                           INVESTMENT      INVESTMENT      BENEFICIALLY    OUTSTANDING
NAME AND ADDRESS                            POWER(1)        POWER(2)          OWNED        COMMON STOCK
----------------                           -----------    -------------    ------------    ------------
Gabelli Funds, Inc.
One Corporate Center
Rye, NY 10580-1434.......................   3,819,948(3)          -0-       3,819,948         19.52%
Hayne Hipp
PO Box 789
Greenville, SC 29602.....................     401,527(4)    2,003,549(5)    2,405,076         12.29%
William R. Patterson
999 Peachtree Street, NE
Atlanta, GA 30309-3996...................         -0-       1,863,804(6)    1,863,804          9.53%

---------------

Notes:
1. Except as otherwise indicated in these Notes, each person has sole voting and investment power with respect to the designated shares.
2. Shares shown in this column are included in the totals for more than one person as follows: Hayne Hipp shares voting and investment power with William
   R. Patterson and other persons with respect to 208,000 shares. Except as otherwise indicated in these Notes, both voting and investment power are shared with respect to the shares designated in this column.
3. Amendment No. 27 to Schedule 13D filed with the SEC on November 9, 1999, reflects that Gabelli Funds, Inc. is the ultimate parent of a variety of companies engaged in the securities business and is the beneficial owner of the above shares, including 3,786,648 shares for which sole voting power is held and 3,819,948 shares for which sole investment power is held.
4. Includes 21,591 shares held in trust for the benefit of charity and/or family and non-family members of which Hayne Hipp serves as sole Trustee.
5. Includes 12,045 shares held of record by his wife and 318,991 shares held in trust for the benefit of his children and/or charity of which his wife serves as Co-Trustee.
6. Includes 1,863,804 shares for which shared voting power is held and 1,581,392 shares for which shared investment power is held.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the shares of Liberty Common Stock owned beneficially (as that term is defined by Rule 13d-3 issued by the SEC under the Securities Exchange Act of 1934), unless otherwise indicated, by each Director and nominee and by all executive officers and Directors of Liberty as a group on January 31, 2001.

                                                                                   PERCENTAGE OF
                                                              NUMBER OF SHARES   OUTSTANDING SHARES
SHAREHOLDER(1)                                                OF COMMON STOCK     OF COMMON STOCK
--------------                                                ----------------   ------------------
Edward E. Crutchfield.......................................         5,030               .03%
John R. Farmer..............................................         8,030               .04%
Hayne Hipp..................................................     2,405,076(2)          12.29%
W. W. Johnson...............................................         3,830               .02%
James M. Keelor.............................................       118,082(3)             60%
William O. McCoy............................................         5,430               .03%
Frank E. Melton.............................................         5,000               .03%
John H. Mullin, III.........................................         5,030               .03%
Benjamin F. Payton..........................................         3,230               .02%
J. Thurston Roach...........................................         5,030               .03%
G. Neil Smith...............................................        35,825(4)            .18%
Eugene E. Stone, IV.........................................         4,030               .02%
William B. Timmerman........................................         3,030               .02%
Martha G. Williams..........................................       180,808(5)            .92%
All Directors, Nominees for Director and Executive Officers
  as a Group (15 persons)...................................     2,788,461(6)          14.25%

---------------

Notes:

1. None of the Directors and executive officers is the beneficial owner of any equity securities of any of Liberty's subsidiaries. Except as otherwise indicated in these Notes, each of the individuals named above has sole voting and investment power with respect to the shares listed for such person.
2. See "Principal Holders of Voting Securities" table and Notes 2, 4 and 5 thereto for a more complete description of the nature and amount of beneficial ownership by Hayne Hipp.
3. Includes options to purchase 50,060 shares currently exercisable under Liberty's Performance Incentive Compensation Program.
4. Includes options to purchase 31,105 shares currently exercisable under Liberty's Performance Incentive Compensation Program.
5. Includes options to purchase 53,505 shares currently exercisable under Liberty's Performance Incentive Compensation Program and 1,750 shares held in trust for the benefit of family members of which her husband serves as sole Trustee. Martha G. Williams disclaims beneficial ownership of the 1,750 shares held in trust for family members.
6. Includes options to purchase 134,670 shares currently exercisable under Liberty's Performance Incentive Compensation Program.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Act of 1934 requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the SEC and the New York Stock Exchange various reports as to ownership of such Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such forms furnished to the Company and written representations to the Company that no other reports were required, all the applicable Section 16(a) filing requirements were complied with during 2000.

ITEM 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Subject to shareholder ratification, the Board of Directors has appointed the firm of Ernst and Young LLP as independent public accountants for the year 2001. The appointment was made upon the recommendation of the Audit Committee, which is composed of Directors who are not officers or otherwise employees of Liberty.

     If the shareholders do not ratify the selection of Ernst and Young LLP, the selection of independent certified public accountants will be reconsidered and made by the Board of Directors. It is understood that even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders.

     The appointment of the firm of Ernst & Young LLP as independent public accountants for Liberty was ratified by the shareholders at Liberty's last Annual Meeting. Representatives of the firm are expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions and will have the opportunity to make a statement should they so desire.

     Ratification of the appointment of independent public accountants requires that the votes cast favoring the action exceed the votes cast opposing the action. The Board of Directors and management recommend that the shareholders vote "FOR" such ratification.

SHAREHOLDERS' PROPOSALS

     To be considered for inclusion in the proxy materials for the Company's 2002 Annual Meeting, a shareholder proposal must be received by the Corporate Secretary at the Company's above-stated address on or before November 30, 2001. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the SEC proxy rules and must contain certain information specified in the Bylaws of the Company.

     To have a nomination or item of business brought before the Company's 2002 Annual Meeting, but not included in the Company's proxy material for that meeting, a shareholder must deliver the required notice of such nomination or item to the Corporate Secretary at the Company's above-stated address between October 31, 2001 and November 30, 2001.

     The Company's Bylaws set forth certain procedures that a shareholder must follow and specific information which must be provided to nominate persons for election as directors or to introduce an item of business at an annual meeting, even if such item is not to be included in the Company's proxy material. A copy of the Company's Bylaws, containing such procedural requirements and information, may be obtained without charge by any shareholder by written request addressed to the Corporate Secretary at the principal executive offices of the Company.

OTHER MATTERS

     The Board of Directors and management of Liberty know of no business to be presented at the meeting other than the two items specified above. If other matters are duly presented for action, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

                                          MARTHA G. WILLIAMS
                                          Vice President, General Counsel
                                            & Secretary
Greenville, South Carolina
March 26, 2001

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                           AS APPROVED ON MAY 2, 2000

ORGANIZATION

     The Audit Committee of the Board of Directors shall be comprised of not less than three directors, all of whom are independent of the Company's management and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a Committee member. Additionally, the Audit Committee will be composed of members who, in the opinion of the Board, possess the qualifications set forth by regulators and the New York Stock Exchange. All Committee members shall be appointed annually subject to reappointment.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the objective of the Audit Committee to maintain free and open avenues of communication between the directors, the external auditors, the internal auditors, and the management of the Company as their duties relate to financial accounting, reporting, organizational governance and controls.

AUTHORITY

     The Audit Committee is granted the authority to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain outside counsel or persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

RESPONSIBILITIES

     The Audit Committee requires that Liberty's chief financial officer serve as the management liaison. In addition the Audit Committee invites the general counsel and representative from Liberty's external and internal auditors to attend Audit Committee meetings, with the exception of executive and private sessions.

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible. The objective is to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The Committee is the Board's principal agent in assuring the quality of internal audit, the independence of the Company's external auditors, the integrity of management, and the adequacy of disclosures to stockholders.

GENERAL

     In order to fulfill these responsibilities the Audit Committee will:

          1. Meet at least three times each year, or more frequently as the Committee deems necessary.

          2. Prepare minutes of each meeting which are to be sent to Committee members and approved at subsequent meetings. Submit the minutes of all meetings of the Audit Committee to the Board of Directors.

          3. Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

          4. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

          5. Report the results of the annual audit to the Board of Directors.

          6. Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter annually. The Audit Committee will also publish this Charter in the proxy statement at least once every three years or in the year after significant modifications are made.

          7. Review and approve the letter from the Audit Committee that recommends to the full Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for filling with the Securities and Exchange Commission. This letter will be included in the Company's proxy statement and is to disclose whether or not the Committee has reviewed and discussed with management and the external auditors, as well as discussed within the Committee (without management or the external auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. It is also to confirm the Committee's receipt from the external auditors of the written communications required by Independence Standards Board Standard No. 1, and that the Committee has discussed the external auditor's independence with the external auditor.

RELATIONSHIP IN REGARD TO THE EXTERNAL AUDITOR

     In order to fulfill these responsibilities the Audit Committee will:

          1. Establish a relationship between the external auditors and the Board of Directors. This shall include ensuring a clear understanding exists with the external auditors that the they are accountable to the Board of Directors reporting through the Audit Committee.

          2. Review the recommendation of the Company's management for the selection, retention or discharge of the external auditors for the ensuing year. The Committee is then to recommend the appointment of the external independent public accountants to the full Board of Directors who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

          3. Provide sufficient opportunity for the external auditors to meet with the members of the Audit Committee without members of management present.

          4. Inquire of management and the external auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

          5. Meet with the external auditors and financial management of the Company to review the scope of the proposed audit for the current year and the procedures to be utilized, and the adequacy of the external auditor's compensation.

          6. Assure interim financial review of the Securities and Exchange Form 10-Q by the external auditors prior to filing with the appropriate parties. The chair of the Committee may represent the entire Committee for the purposes of this review.

          7. Review with financial management and the external auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices. Discuss any other matters required to be communicated to the Committee by the auditors including any comments or recommendations of the external auditors.

          8. Review the financial statements contained in the annual report to shareholders with management and the external auditors to determine that the external auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

          9. On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services.

RELATIONSHIP IN REGARD TO THE INTERNAL AUDITOR

     In order to fulfill these responsibilities the Audit Committee will:

          1. Provide sufficient opportunity for the internal auditors to meet with the members of the Audit Committee without members of management present.

          2. Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed scope, staffing, budget, and audit schedule for the coming year, and the coordination of such plans with the independent auditors. The Committee shall review and approve any significant subsequent changes in the audit plan.

          3. Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

          4. Review management's appointment, termination, or replacement of the internal audit representation.

          5. Inquire of management and the internal auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

          6. Review with the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, including the Company's electronic data processing procedures and controls, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

          7. Review with the representatives of internal audit, the significant findings, current status, and management's corrective action as a result of internal audits.

                             THE LIBERTY CORPORATION

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

         The undersigned hereby appoints Sophia G. Vergas and Mark D. Wesson, or either of them, as proxies, with full power of substitution, to represent the undersigned at the 2001 Annual Meeting of Shareholders of The Liberty Corporation ("Liberty") to be held at 10:30 a.m. on May 8, 2001, at the Company's offices located at 2000 Wade Hampton Boulevard, Greenville, South Carolina, and at any adjournment thereof, and to vote all the shares of Liberty stock which the undersigned would be entitled to vote if personally present.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH INSTRUCTIONS CONTAINED HEREIN. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED IN FAVOR OF ALL THE PROPOSALS.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

---------------------------------         ---------------------------------

---------------------------------         ---------------------------------

---------------------------------         ---------------------------------


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                FOR all nominees               WITHHOLD
                  listed below                AUTHORITY
               (except as marked       to vote for all nominees
             to the contrary below)           listed below                                               FOR   AGAINST   ABSTAIN
1. Election                                                      2. Proposal to approve the appointment
   of                 [ ]                        [ ]                of Ernst & Young LLP as independent  [ ]     [ ]       [ ]
   Directors:                                                       public accountants for Liberty.

NOMINEES: EDWARD E. CRUTCHFIELD, JOHN R. FARMER,                 3. In their discretion, the Proxies are authorized to vote upon
          WILLIAM O. MCCOY, FRANK E. MELTON AND                     such other business as may properly come before said meeting.
          JOHN H. MULLIN, III

INSTRUCTION: To withhold authority to vote for a particular nominee, mark the "FOR" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                                                                                                DATE:
-----------------------------------------------------------       -----------------------------------------          ---------------
                SHAREHOLDER(S) SIGN HERE                                      CO-OWNER SIGN HERE

NOTE:   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.